SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

REGIS CORPORATION
 (Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7000
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Regis Corporation
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

EXHIBIT
NUMBER

99	Regis Corporation News Release dated October 28, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2003, Regis Corporation announced its financial results for its fiscal first quarter ended September 30, 2003. A copy of the News Release issued by Regis Corporation in connection with this Item 12 is attached as Exhibit 99 and incorporated by reference herein.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

2

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 28, 2003	By:	/s/ Bert M. Gross Name: Bert M. GrossTitle: Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER

99	Regis Corporation News Release dated October 28, 2003

3